UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  July 30, 2007
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                      0-24607                  94-3193197
       --------                      -------                  ----------
State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


                   701 Gateway Boulevard, South San Francisco,
                     California 94080 (Address of principal
                     executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on July 30, 2007 by the registrant, Actuate Corporation, regarding financial results for the registrant's second fiscal quarter ended June 30, 2007.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

 (c) Exhibits.

99.1  Actuate Corporation Press Release dated July 30, 2007

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              ACTUATE CORPORATION
                                                  (Registrant)

Date: July 30, 2007
                                              /s/ Daniel A. Gaudreau
                                              --------------------------------
                                              Daniel A. Gaudreau
                                              Chief Financial Officer and Senior
                                              Vice President, Operations